UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SkillSoft Public Limited Company

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This filing consists of slides presented by SkillSoft PLC to RiskMetrics Group on March 18, 2010 regarding the proposed acquisition of SkillSoft PLC by SSI Investments III Limited.

******************************************************************************

Presentation to RiskMetrics Group March 2010

Presentation Overview & Team
Presentation Overview & Team
SkillSoft Overview
Recommendation & Core Rationale
Transaction Overview, Terms & Process
Summary
Presentation Team
Chuck Moran
SkillSoft President & CEO
Bill Boyce
Lead Director
Jim Krzywicki
Director / Member of
Independent Committee
Slide 2 | RiskMetrics Presentation

Board of Directors & Independent Committee
Chuck Moran
President & CEO,
Chairman of the Board
Has served as Director since October 1998
Currently serves as CEO, Screendragon
Former President & CEO, Open Learning Exchange
James S. Krzywicki
Director
Founded SkillSoft Corporation in 1998
Formerly served as President & CEO of NETg
From 1993 – 1994, served as CFO and COO at Softdesk
Name Background Independent Committee
(1)
Dr. Ferdinand von Prondzynski
Director
William F. Meagher, Jr.
Director
P. Howard Edelstein
Director
William J. Boyce
Lead Director
Has served as Director since November 2001
Currently serves as President of Dublin City University
Currently serves as Director Knockdrin Estates and several private companies
Has served as Director since March 2004
Former Managing Partner, Arthur Andersen
Currently serves as director of Mac-Gray Corporation
Has served as Director since September 2002
Formerly served as EIR with Warburg Pincus and CEO, NYFIX
Currently serves as director of Alacra and Ness Technologies
Has served as Director since March 2009
Former Founder, Highland Capital Partners
Former private investor and Vice President, Affiliated Publications
Independent Committee
(1)
The SkillSoft Board delegated to the Independent Committee the authority to approve or disapprove and recommend to the Board approval or disapproval of the proposed acquisition of SkillSoft by the
Investor Group, and resolved that the Board shall not approve the proposed acquisition by the Investor
Group without the prior approval of such acquisition by the Independent Committee
Slide 3 | RiskMetrics Presentation

SkillSoft Overview
Slide 4 | RiskMetrics Presentation
(1) IDC, Worldwide and U.S. Corporate eLearning 2009-2013 Forecast, August 2009.
(2) On a constant-currency basis.
Company overview
SkillSoft PLC (NASDAQ: SKIL) is a leading SaaS provider of on-demand eLearning and performance support solutions for global enterprises, government, education and small to medium-sized businesses
SkillSoft occupies a unique position in the eLearning industry through the pairing of its extensive content offering with its flexible technology
–
SkillSoft’s content library includes more than 30,000 titles in 19 languages and covers a wide spectrum of enterprise learning needs with courses, simulations, online books, videos and 24x7 online mentoring
– SkillSoft maintains a worldwide presence with products sold in 58 countries
Industry dynamics
Growth expectations for the U.S. Corporate eLearning market have declined due to several factors including
– Global economic conditions
– Trends related to the recessionary environment, such as a more discretionary view on training, budget pressure and pricing sensitivity
IDC has reduced its U.S. Corporate eLearning market growth rate expectations through 2012 by over 50%
(1)
SkillSoft’s recent performance
As a result of the challenging operating environment during fiscal 2010, SkillSoft’s revenue, backlog and order intake declined by 4%, 3%
(2)
and 6%, respectively, in fiscal 2010

Recommendation | Core Rationale
Best available strategic alternative for SkillSoft shareholders
– Prior discussions with potential merger partners / acquirors did not yield results
– Other strategic alternatives, which were thoroughly reviewed by the Board, included greater risks and uncertainty
Challenging market environment and financial trends
– Growth expectations for the eLearning market have declined
– Increasing competition within SkillSoft’s market place
– SkillSoft’s success at reducing operating costs make peer outperformance more difficult going forward
Premium valuation
– 26% premium to the average closing price over one-year period ended February 11, 2010
– 49% premium to the average closing price over the five-year period ended February 11, 2010
Addresses shareholder concerns regarding illiquidity of SkillSoft securities
– Shareholder base highly concentrated with top 10 holders owning over 60% of shares at time of announcement
– Very low trading volume prevented shareholders from liquidating position without putting "selling pressure" on the stock price for an extended period of time
Transaction terms & process structured to maximize value for shareholders
– Transaction effected via Irish Takeover Rules, which are structured to maximize value for shareholders
– Active Go-Shop provision allowed the company to proactively solicit higher proposals - not common practice in Ireland
– Modest expense reimbursement agreement
Slide 5 | RiskMetrics Presentation

Transaction Overview
Go-Shop provision
Transaction must be approved by 75% of the votes cast by shareholders
Transaction subject to approval by the Irish High Court
– Of the 45 parties contacted during the Go-Shop period, only 1 party submitted an indicative proposal, which was preliminary and conditional and was subsequently withdrawn
Post March 6, SkillSoft can only react to unsolicited inbound inquiries by third parties
Vote requirement
Recommendation
Transaction
Timing
March 12 Documents posted to shareholders
March 29 Voting deadline for ADS shareholders
April 4 Voting deadline for Ordinary shareholders
May 4 High Court hearing expected to be held to sanction the Scheme
May 14 Expected to close on or around May 14
Slide 6 | RiskMetrics Presentation
SSI investments III Limited, a company formed by funds sponsored by Berkshire Partners
LLC, Advent International Corporation and Bain Capital, LLC (the ‘Investor Group’ ), and
SkillSoft have agreed the terms for  a recommended acquisition of SkillSoft for $10.80 in cash for each ordinary share or ADS
SkillSoft's Board of Directors and a committee of independent directors unanimously recommend SkillSoft shareholders  vote in favor of the acquisition
Transaction Agreement included a 22-day ‘Go-Shop’ period which commenced February 12 wherein SkillSoft had the ability to proactively solicit third party proposals (until March 6)
April 6
    Court meeting and EGM to obtain shareholder approvals

Transaction Terms & Process
Successful negotiation with the Investor Group
– Investor Group increased price to $10.80 from $10.50 through multiple rounds of negotiation
– Addition of Go-Shop provision, the period of which was successfully lengthened through negotiations
– Successfully eliminated matching right as originally proposed by the Investor Group
Transaction certainty
– Cash consideration providing certainty of value for Shareholders
– Absence of any financing condition to the Investor Group’s obligation to consummate the acquisition
Minimal break-up fee
– Expenses-reimbursement payment limited to 1% of total value of entire issued share capital of SkillSoft
Go-Shop provision
– Ability to affirmatively solicit acquisition proposals from third parties during the 22-day period following announcement
– Following the expiration of the Go-Shop period on March 6, SkillSoft has the right to furnish information to and conduct negotiations with third parties that make an unsolicited acquisition proposal
Management participation in the transaction
– SkillSoft management proactively did not participate in discussions with the Investor Group around employee contracts or equity participation
• Management avoided the perception of allegiance with the Investor Group and wanted the Go-Shop process to be impartial
Transaction terms & process structured to maximize value for shareholders
Slide 7 | RiskMetrics Presentation

Transaction Terms and Process | Go-Shop
Credit Suisse contacted 45 parties between February 12 and March 6 (including private equity firms
& operating companies) that SkillSoft believed might have an interest in acquiring the business
Based on feedback from these parties, Credit Suisse sent 15 parties a Go-Shop process instruction letter and a form of Confidentiality Agreement
SkillSoft entered into Confidentiality Agreements with 10 parties and subsequently granted each of them access to the data room containing the documents made available to the Investor Group - all of those parties conducted some level of due diligence on SkillSoft
SkillSoft received an indicative conditional preliminary proposal from one party to acquire all of the outstanding shares of SkillSoft at a price per share in excess of $10.80
This proposal was preliminary in nature and subject to certain conditions. Subsequent to submitting this proposal and after further work relating to those conditions, the third party informed SkillSoft that it would not be submitting a more formal or unconditional offer and withdrew its preliminary proposal
Summary of Go-Shop solicitation
Slide 8 | RiskMetrics Presentation

Summary
Best available strategic alternative for SkillSoft shareholders
– Prior discussions with potential merger partners / acquirors did not yield results
– Other strategic alternatives considered by the Board included greater risks
– Certainty of value: cash offer of US$10.80 per ADS
– Addresses shareholder concerns regarding illiquidity of SkillSoft securities
– No alternative offer after extensive Go-Shop process
Challenging market environment and financial trends within SkillSoft’s business
– Growth expectations for the eLearning market have declined
– Increasing competition within SkillSoft’s market place
– SkillSoft’s success at reducing operating costs make peer outperformance more difficult going forward
Premium valuation
– 26% premium to the average closing price over one-year period ended February 11, 2010
– 49% premium to the average closing price over the five-year period ended February 11, 2010
Slide 9 | RiskMetrics Presentation
SkillSoft Board unanimously recommends
shareholders vote in favor of the acquisition

Q&A Slide 10 | RiskMetrics Presentation

Appendix Slide 11 | RiskMetrics Presentation

Best Available Strategic Alternative
Prior discussions with potential merger partners / acquirors did not yield results
Over the past several years, efforts undertaken by SkillSoft to determine whether any party was interested in acquiring the Company did not yield any definitive acquisition proposal other than the one from the Investor
Group
Other strategic alternatives considered by the Board included greater risks
Each of the strategies evaluated involved risks and uncertain likelihood of success, and involved execution challenges as well as the potential to disrupt SkillSoft’s existing business plan and prospects
Continuing to operate the business with a view to maximizing profitability, while a viable alternative, was likely to impair SkillSoft’s growth profile
Each of the growth strategies considered required significant content, platform or headcount investments
– These investments are typically expensed through the P&L, which would have depressed SkillSoft’s future profitability
– This could potentially have a negative impact on the trading price of SkillSoft ADSs in the short term due to the natural delay that occurs between when incremental investments are made and subsequent revenue growth might be realized
Those growth strategies that offered the greatest potential for a long-term positive impact on the trading price of SkillSoft ADSs involved increased levels of execution risk, long-term horizons, and lacked reasonable certainty in their ability to yield meaningful increases in the value of SkillSoft ADSs relative to the underlying risk
Slide 12 | RiskMetrics Presentation

Premium valuation
Historical stock price performance
14-Feb-05 29-Jul-05 11-Jan-06 26-Jun-06 8-Dec-06 23-May-07 5-Nov-07 18-Apr-08 1-Oct-08 16-Mar-09 28-Aug-09 11-Feb-10
$0
$3
$6
$9
$12
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
Source: FactSet.
Offer price: $10.80
$10.80 offer premium / (discount) to
Period Price Prem/(disc)
Unaffected $9.76 11%
12-month average 8.56
26%
5-year average 7.25 49%
Note:  Prices as of February 11, 2010.
March 9, 2009 – February 11, 2010
SkillSoft: 98%
NASDAQ: 72%
Slide 13 | RiskMetrics Presentation

As a result of the challenging
operating environment during
fiscal 2010, SkillSoft’s revenue,
deferred revenue, bookings and
backlog for FY2010 were all down
from FY2009
Additionally, SkillSoft’s preliminary
operating plan for FY2011
anticipates that FY2011 will be a
more challenging year than is
reflected in the mean estimates of
securities analysts published with
Institutional Brokers’ Estimate
System (I/B/E/S)
Challenging market environment and financial trends
Slide 14 | RiskMetrics Presentation
($MM)
SKIL historical operating performance
FY 2008 FY 2009 FY 2010
Revenues
Total Revenues (actuals) $281
$329
$315
Total Revenues (actuals) 17% (4%)
Backlog
Non-cancelable revenue backlog $255 $239 $239
Non-cancelable revenue backlog (constant currency) 247 246 239
Non-cancelable revenue backlog (constant currency) (0%) (3%)
Deferred Revenue
Deferred Revenue (as reported) $219 $202 $200
Deferred Revenue (constant currency) 212 208 200
Deferred Revenue (constant currency) (2%) (4%)
Metrics
Combined Dollar Renewal Rate 102% 97% 93%
Order Intake (6%)
Note: Constant currency reported at 1/31/10 FX rates.

Illiquidity of SkillSoft securities
SkillSoft’s stock is thinly traded and illiquid, which is largely a result of significant shareholder concentration
Given the shareholder concentration and
illiquid technical trading, a large shareholder
would likely depress the market price if they
decided to liquidate their position
# of trading days
required to
liquidate position
assuming
maximum daily
sale of 20% of 1-
month avg. daily
trading volume
Slide 15
|
RiskMetrics Presentation
Institutions (1)
Outstanding % of
Holder shares
O/S
(2)
Columbia Wanger Asset Management Lp 21,025,250 22.2%
Wells Capital Management, Inc. 8,076,510 8.5%
Capital World Investors 5,850,000 6.2%
Fred Alger Management, Inc. 4,019,529 4.2%
Westfield Capital Management Co. Lp 3,934,052 4.1%
Bamco, Inc. 3,750,000 4.0%
Timessquare Capital Management Llc 3,723,250 3.9%
T. Rowe Price Associates, Inc. 3,595,750 3.8%
Cramer Rosenthal Mcglynn Llc 3,446,950 3.6%
Fidelity Management & Research 2,697,900 2.8%
Cortina Asset Management Llc 1,925,370 2.0%
The Boston Company Asset Management Llc 1,698,436 1.8%
New York State Common Retirement Fund 1,544,052 1.6%
Eagle Asset Management, Inc. 1,470,942 1.6%
Kalmar Investments, Inc. 1,459,740 1.5%
Renaissance Technologies Llc 1,272,220 1.3%
Tygh Capital Management, Inc. 1,194,180 1.3%
Capital Research Global Investors 1,189,000 1.3%
Essex Investment Management Co. Llc 987,004 1.0%
Dreyfus Investment Advisors, Inc. 936,200 1.0%
Top 20 institutions 73,796,335 77.8%
Remaining institutional holders 10,245,651 10.8%
Total institutional holdings 84,041,986 88.6%
(1)  Based on FactSet holding information for investors prior to acquisition announcement.
(2) Based on common shares outstanding per SkillSoft 10-Q/A for the period ended October 31, 2009.
Excludes impact of dilutive securities.
(3) Based on share price of $9.76 as of February 11, 2010.
(4) Per Bloomberg.
Days trading volume
Shares held relative to
100% of 20% of
Illustrative Basic Shares 1-month 1-month
shares market held as a avg. daily avg. daily
held
value
(3)
% of float volume volume
20.0 $195.2 21.1%  102 Days 510 Days
15.0 146.4 15.8 77         383
10.0 97.6 10.6 51         255
5.0 48.8 5.3 26         128
1.0 9.8 1.1 5         26
(MM, except per share amounts)
Technical trading statistics
1 month
Price as of (2/11/10) $9.76 Share volume / day 0.196
Basic shares outstanding
(2)
94.9 Average price $10.07
Public float 94.7 $ volume / day $2.0
Basic market value (2)(3)
$926.1 % float 0.2%
Float value
(3)
$923.8 % outstanding 0.2%
Float as % outstanding (4)
99.8%

BerkshirePartners

Advent International
GLOBAL PRIVATE EQUITY

BainCapital

NEW
asurion
ACOSTA
CROWN CASTLE INTERNATIONAL
UBC
United BioSource Corporation
Party City
THE DISCOUNT PARTY SUPER STORE
BARE ESCENTUALS
NATIONAL VISION

Lightbridge
FD
RAET
EQUINITI
alexandermann
Kroton Educacional
WSiP
WYDAWNICTWA SZKOLNE I PEDAGOGICZNE

APPLIED SYSTEMS
The Princeton Review
solarwinds
Gartner
LinkedIn Research Network
SUNGARD
HOUGHTON MIFFLIN
UGS

skillsoft

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Overview of the Investor Group
•
Founded in 1985
•
Active private equity
investor, having completed
more than 90 investments
•
Currently investing from
seventh fund, which totals
$3.1 billion
•
Founded in 1985
•
Comprised of over 140
professionals in 16 offices
around the world
•
Currently managing a
portfolio of over 100
companies
•
Founded in 1984
•
Global private investment
firm, managing pools of
capital including private
equity, high yield assets,
mezzanine capital, venture
capital and public equity
•
Has made private equity
investments and add-on
acquisitions in over 300
companies
•
Funds advised = $6.5Bn
•
Funds advised = $24Bn
•
Funds advised = ~$65Bn
Overview
Assets Under
Management
Selected
Notable
Investments
Investor
Group
Slide 16 | RiskMetrics Presentation

Legend
Slide 17 | RiskMetrics Presentation
Legal Information
The directors of SkillSoft accept responsibility for the information contained in this document, other than that relating to SSI Investments III Limited, Berkshire Partners LLC, Advent International Corporation
and Bain Capital Partners, LLC and the directors of SSI Investments III Limited and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SkillSoft (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.
The directors of SSI Investments III Limited accept responsibility for the information contained in this document relating to SSI Investments III Limited, Berkshire Partners LLC, Advent International
Corporation and Bain Capital Partners, LLC and the directors of SSI Investments III Limited and members of their immediate families, related trusts and persons connected with them.  To the best of the knowledge and belief of the directors of SSI Investments III Limited (who have taken all reasonable care to ensure such is the case, the information contained in this document for which they accept responsibility) is in accordance with the facts and does not omit anything likely to affect the import of such information.
Credit Suisse Securities (USA) LLC (“Credit Suisse”), which is regulated under the laws of the United States of America, is acting for SkillSoft and for no one else in connection with the Acquisition and will not be responsible to any person other than SkillSoft for providing the protections afforded to clients of Credit Suisse, nor for providing advice in relation to the Acquisition, the content of this document or any transaction or any matter referred to herein. Neither Credit Suisse nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Credit Suisse in connection with this document, any transaction, any statement contained herein or otherwise.
Morgan Stanley, which is regulated under the laws of the United States of America, is acting as lead financial advisor to SSI Investments and the Investor Group and no one else in connection with the
Acquisition and will not be responsible to anyone other than SSI Investments and the Investor Group for providing the protections afforded to clients of Morgan Stanley or for providing advice in relation to the
Acquisition, the contents of this document or any transaction or arrangement referred to herein. Neither Morgan Stanley nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Morgan Stanley in connection with this document, any transaction, any statement contained herein or otherwise.
WilmerHale and William Fry are acting as legal advisors to SkillSoft.  Ropes & Gray LLP and Mason Hayes+Curran are acting as legal advisors to SSI Investments III Limited, Berkshire Partners LLC, Advent
International Corporation and Bain Capital Partners, LLC.
This document does not constitute an offer to purchase, sell, subscribe for or exchange or the solicitation of an offer to purchase, sell, subscribe for or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise.
Capitalised terms used but not otherwise defined herein shall have the meanings given to such terms in the definitive Proxy Statement (comprising the definitive Scheme Document).
Any response in relation to the Acquisition should be made only on the basis of the information contained in the definitive Proxy Statement (comprising the Scheme Document). SkillSoft Securityholders are
advised to read carefully the formal documentation in relation to the proposed transaction.
SAFE HARBOUR FORWARD-LOOKING STATEMENTS
This document includes information that constitutes forward-looking statements made pursuant to the safe harbour provision of the Private Securities Litigation Reform Act of 1995. Statements in this document regarding the proposed transaction between SSI Investments III Limited and SkillSoft, the expected timetable for completing the transaction and any other statements about SSI Investments III
Limited’s and SkillSoft’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. Any such forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. Factors that could cause or contribute to such differences include competitive pressures, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation and other risk factors disclosed under the heading “Risk Factors” in SkillSoft’s Quarterly Report on Form 10-Q for
the quarterly period ended 31 October 2009, as filed with the Securities and Exchange Commission. The forward-looking statements provided by SSI Investments III Limited and SkillSoft in this document represent the views of SSI Investments III Limited and SkillSoft as of the date of this document. SSI Investments III Limited and SkillSoft anticipate that subsequent events and developments may cause their views to change. However, while SSI Investments III Limited and SkillSoft may elect to update these forward-looking statements at some point in the future, SSI Investments III Limited and SkillSoft specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SSI Investments III Limited’s or SkillSoft’s views as of any date subsequent to the date of this document.

Legend (continued)
Slide 18 | RiskMetrics Presentation
Dealing Disclosure Requirements
Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, one per cent., or more of any class of ‘relevant securities’ of SkillSoft, all ‘dealings’ in any ‘relevant securities’ of SkillSoft (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3.30 pm (Dublin time) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of SkillSoft, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.
Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of SkillSoft by SSI Investments III Limited or SkillSoft, or by any of their respective ‘associates’ must also be disclosed by no later than 12 noon (Dublin time) on the business day following the date of the relevant transaction.
A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed can be found on the Panel’s website at www.irishtakeoverpanel.ie.
‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.
Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 (0)1 678 9020; fax number +353 (0)1 678 9289.
The release, publication or distribution of this document in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this document and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction in respect of which it would be unlawful to do so, including (but not limited to) Canada, South Africa, Australia and Japan. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

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